Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report on Form 10-Q /Aof Campus Crest Communities, Inc. (the "Company") for the period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2014	By:	/s/ Richard Kahlbaugh
		Name:	Richard Kahlbaugh
		Title:	Interim Chief Executive Officer

	By:	/s/ Scott R. Rochon
		Name:	Scott R. Rochon
		Title:	Acting Chief Financial Officer